UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)     December 1, 2003
                                                           ----------------





                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      1-9550                 62-1691861
--------------------------------  -------------------  -------------------------
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)



                   One Thousand Beverly Way
                     Fort Smith, Arkansas                         72919
-------------------------------------------------     --------------------------
      (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number including area code (479) 201-2000

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 9.   Regulation FD Disclosure.

On December 1, 2002, Beverly Enterprises, Inc. (the "Company") issued a press release announcing the sale of twenty-one skilled nursing operations in California, Washington and Arizona. This sale is part of the Company's previously announced strategy of divesting facilities that account for a disproportionately high share of patient care liability costs and the strategic realignment of the Company's skilled nursing portfolio. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Exhibit 99.1* - Press Release of Beverly  Enterprises,  Inc.  dated  December 1,
2003.

*Filed with this document

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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 2, 2003.              BEVERLY ENTERPRISES, INC.




                                       By: /s/ PAMELA H. DANIELS
                                          --------------------------------------
                                          Pamela H. Daniels
                                          Senior Vice President, Controller and
                                          Chief Accounting Officer

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

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
  99.1            Press Release of Beverly Enterprises, Inc. dated December 1,
                  2003.

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